                                                                   Exhibit 10.30

                                             SERVICE AGREEMENT NO. 43462
                                             CONTROL NO.1994-07-02-0004

                            FTS1  SERVICE AGREEMENT
                     (Transportation Demand 5,000 Dth/day)

THIS AGREEMENT, made and entered into this 14th day of September, 1994, by and between:


                 COLUMBIA GULF TRANSMISSION COMPANY
                 ("TRANSPORTER")
                 AND
                 NASHVILLE GAS COMPANY
                 ("SHIPPER")


WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS 1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, First Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.222 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of AN INTERSTATE PIPELINE COMPANY, COLUMBIA GAS TRANSMISSION CORPORATION.

Section 2. Term. Service under this Agreement shall commence as of NOVEMBER 01, 1994, and shall continue in full force and effect until OCTOBER 31, 2010, and from YEAR -to- YEAR thereafter unless terminated by either party upon 6 MONTHS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 683, Houston, Texas 77001, Attention:
Director, Planning, Transportation and Exchange and notices to Shipper shall be addressed to it at:

                                                     SERVICE AGREEMENT NO. 43462
                                                     CONTROL NO. 1994-07-02-0004

                             FTS1 SERVICE AGREEMENT


                 NASHVILLE GAS COMPANY
                 665 MAINSTREAM DRIVE
                 NASHVILLE, TN  37228


                 ATTN:  DOUG FORD;

until changed by either party by written notice.

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:
FTS1 37928

         NASHVILLE GAS COMPANY


By:       /s/ C. W. Fleenor
         ------------------
Name:    C. W. Fleenor
Title:   Vice President
Date:    September 19, 1994



         COLUMBIA GULF TRANSMISSION

By:      /s/ S. M. Warnick
       -------------------
Name:  S. M. Warnick
Title: Vice President
Date:  9-19-94

                                                     Revision No.
                                                     Control No. 1994-07-02-0004


Appendix A to Service Agreement No. 43462
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) NASHVILLE GAS COMPANY

                Transportation Demand             5,000 Dth/day





                                           F
                                           o            Primary Receipt Points
                                           o            ----------------------
                                           t
                                           n
                                           o
                Measuring                  t     Measuring                                Maximum Daily
                Point No.                  e     Point Name                               Quantity (Dth/Day)
                ---------                  -     ----------                               ------------------
                2700010                    01    CGT-RAYNE                                5,000


                                                     Revision No.
                                                     Control No. 1994-07-02-0004

Appendix A to Service Agreement No. 43462
Under Rate Schedule FTS1
Between (Transporter) Columbia Gulf Transmission Company and (Shipper) Nashville Gas Company





                                           F
                                           o          Primary Receipt Points
                                           o          ----------------------
                                           t
                                           n
                                           o
                              Measuring    t     Measuring                                Maximum Daily
                              Point No.    e     Point Name                               Quantity (Dth/Day)
                              ---------    -     ----------                               ------------------
                              801          01    TCO-LEACH                                5,000


                                                     Revision No.
                                                     Control No. 1994-07-02-0004

Appendix A to Service Agreement No. 43462
Under Rate Schedule FTS1
Between (Transporter) Columbia Gulf Transmission Company and (Shipper) Nashville Gas Company





FN01/ The transportation demand and the firm capacity rights will fluctuate seasonally for this measuring point. During the winter season (11-01 through 03-31) the transportation demand rights will be 5,000 dth/d and during the summer season (04-01 through 10-31) the transportation demand will be 4,601 dth/d.

                                                     Revision No.
                                                     Control No. 1994-07-02-0004

Appendix A to Service Agreement No. 43462
Under Rate Schedule FTS1
Between (Transporter) Columbia Gulf Transmission Company and (Shipper) Nashville Gas Company



The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A shall become effective as of November 01, 1994. This Appendix A shall cancel and supersede the previous
Appendix A effective as of    N/A   , to the Service Agreement referenced
above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


NASHVILLE GAS COMPANY

By:    /s/  C. W. Fleenor
       ------------------
Name:  C. W. Fleenor
Title: Vice President
Date:  September 19, 1994


COLUMBIA GULF TRANSMISSION COMPANY

By:    /s/ S. M. Warnick
       ------------------
Name:  S. M. Warnick
Title: Vice President
Date:  9-19-94